Reconciliation of Numerator and Denominator of Basic Earnings per Share ("EPS") with that of Diluted EPS (Detail) - USD ($) $ / shares in Units, $ in Thousands	12 Months Ended
	Dec. 31, 2018	Dec. 31, 2017	Dec. 31, 2016
Numerator:
Net Income (loss) attributable to Textainer Group Holdings Limited common shareholders	$ 50,378	$ 19,365	$ (52,483)
Weighted average shares outstanding (in thousands):
Basic	57,200,000	56,845,000	56,608,000
Dilutive share options and restricted share units	287,000	314,000
Weighted average common shares outstanding-- diluted	57,487,000	57,159,000	56,608,000
Net income (loss) attributable to Textainer Group Holdings Limited common shareholders per common share
Basic	$ 0.88	$ 0.34	$ (0.93)
Diluted	$ 0.88	$ 0.34	$ (0.93)
Anti-dilutive share options and restricted share units, excluded from the computation of diluted EPS because they were anti-dilutive	1,232	1,164	1,361